Colorado Rare Earths Inc.

*Mining for the Future*

                                                         Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

This Subscription Agreement (“Agreement”) is made by and between Colorado Rare Earths, Inc., a Nevada corporation, (the “Company”) and the person or persons executing this Agreement (“Investor”).

1.  General.  This Subscription Agreement relates to the private offering (“Offering”) of securities by the Company.  The Offering is for Units (each a “Unit”) of its securities, each Unit consisting of 17,544 shares of the Company’s Common Stock, $0.001 par value, and 17,544 warrants to purchase shares of Common Stock.  Each Unit will be offered at a subscription price of $50,000 per Unit.   The Warrants will be exercisable for a period of 5 years at $4.85 per share and can be exercised for cash or through the cashless exercise provisions.

The Company has the option to call for the redemption of the warrants in the event that the Company’s stock price trades at a 50% premium to the warrant exercise price or when the stock price reaches $7.25 per share for ten consecutive trading days.

This Agreement sets forth the terms under which Investor will invest in the Company, the business activities and financial condition of which are described in the Company’s Annual Report for the fiscal year ended December 31, 2009 on Form 10-K and Quarterly Report for the quarter ended September 30, 2010 on Form 10-Q, and any amendments thereto, as well as the Agreement and Plan of Merger among Calypso Media Services Group. Inc., Calypso Merger, Inc. and Seaglass Holding Corp. dated December 15, 2010.  (Such Reports are herein referred to as the “Periodic Reports”).  Investor acknowledges receipt of the Periodic Reports.  Investor further acknowledges that he has carefully read the Periodic Reports to his satisfaction and as requested, and that all questions concerning the terms and conditions of the offering and any additional information or any aspect of an investment in the Company have been answered to his satisfaction and all requests for information necessary to verify the accuracy of the information contained in the Periodic Reports have been fulfilled.  Investor understands and acknowledges that a purchase of securities of the Company involves a high degree of risk and the possible loss of Investor’s entire investment and that, at present, the Company has limited revenue-producing activities and business operations.

The proceeds of the Investor’s purchase of securities of the Company are to be used to repay outstanding accounts payable, for marketing and administrative expenses and general corporate purposes.  Investor confirms he is aware of the Company’s need for additional working capital.

The Company, by executing a copy of this Subscription Agreement, accepts the Investor’s offer to purchase the securities.

Such acceptance by the Company will constitute this Subscription Agreement as the agreement of Company and the Investor.

2.

Subscription Amount and Payment.  Investor hereby subscribes for ________________ Units of the Company’s securities, each Unit consisting of 17,544 shares of the Company’s Common Stock, $0.0001 par value, and 17,544 warrants to purchase shares of Common Stock, at a subscription price of $50,000 per Unit.

Subscriber shall tender full payment for the subscribed by either wire transfer in accordance with the wiring instructions set forth below or as otherwise set forth in the Subscription Agreement, or by delivery of check or other negotiable instrument payable to the order of Colorado Rare Earths, Inc. in the amount of $50,000 for each Unit in payment of the subscription price.

If payment made by wire transfer:

Bank Name:

Bank Branch:

Bank ABA #:

For Further Credit To:

Account Name:

.

If payment made by delivery of check or official bank check.

Colorado Rare Earths, Inc.

Atten; Mr. Michael Parnell, CEO

12 North Washington Street

Montoursville, PA  17754

3.

Investor’s Representations, Warranties and Covenants.  Investor hereby represents, warrants and covenants as follows:

(a)

Investor has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the proposed investment;

(b)

Investor is aware that the purchase of the Units, (collectively referred to as the “Company Securities”) involves a high degree of risk and that he or it may lose his or its entire investment.  Investor can bear the economic risks of the loss of his or its investment;

(c)

Investor is an “accredited investor” as that term is defined under Rule 501(a), as promulgated under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) (see definition of Accredited Investor attached hereto as Addendum A);

(d)

Investor is acquiring the Company Securities for his or its own account for investment and not as nominee or with a view toward resale or distribution;

(e)

Investor will be entitled to “piggy-back” registration rights on registrations of the Company’s stock, subject to the right of the underwriters to reduce the number of shares of the investors proposed to be registered in view of market condition;

(f)

Investor acknowledges and agrees that the Company has not made any agreement to register for re-sale the Company Securities, or any of them, under the Securities Act; and

(g)

Investor realizes that since the Company Securities cannot be readily transferred, he or it may not readily liquidate his or its investment, and must not purchase the Company Securities unless he or it has sufficient liquid assets to assure himself or itself that such purchase will cause him or it no undue financial difficulties.

4.

Miscellaneous.

(a)

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada;

(b)

This Subscription Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof. The provisions of this Subscription Agreement may not be modified or waived except in writing and signed by the party to be charged;

(c)

This Subscription Agreement and the rights, powers and duties set forth herein shall, except as set forth herein, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto; and

(d)

Except as otherwise expressly permitted, Investor may not assign any of Investor’s rights or participation in and under this Subscription Agreement without the prior written consent of the Company and any attempted assignment without such consent shall be void without effect.

Signature Page to Subscription Agreement

Signature of Proposed Investor or Investors

Name (please type or print)

Address (number and street)

City, State, Zip Code

Phone Number

E-Mail Address

SS Number or IRS Identification Number

Acceptance of Subscription by the Company:

The above subscription is accepted by

Colorado Rare Earths, Inc. this ________ day of  ________________, 2011.

By _________________________________________

Addendum A

Definition of Accredited Investor

“Accredited Investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1)

Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act of 1933 (the “Act”) whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(2)(48) of that Act;  Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)

Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3)

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)

Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)

Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(6)

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in §230.506(b)(2)(ii); and

(8)

Any entity in which all of the equity owners are accredited investors.